                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /    Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/    Definitive Proxy Statement
/ /    Definitive Additional Materials
/ /    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                                FREEMARKETS, INC.
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



  -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/  No fee required
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)  Proposed maximum aggregate value of transaction:

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     5)  Total fee paid:

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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule or Registration Statement no.:

     3)  Filing Party:

     4)  Date Filed:

                            [FREEMARKETS, INC. LOGO]

                               FREEMARKETS, INC.
                               FREEMARKETS CENTER
                                210 SIXTH AVENUE
                         PITTSBURGH, PENNSYLVANIA 15222

                                                                    MAY 11, 2001

Dear Fellow Stockholder:

     You are cordially invited to attend the 2001 Annual Meeting of Stockholders of FreeMarkets, Inc. to be held at the Westin Convention Center, 1000 Penn Avenue, Pittsburgh, Pennsylvania 15222 on Thursday, June 7, 2001, at 9:00 a.m. (local time).

     We will begin the Annual Meeting with a report on our operations, progress and plans, and then will discuss and vote on the matters described in the accompanying Notice of Annual Meeting and Proxy Statement. You will also have an opportunity to ask questions.

     Please read the accompanying Notice of Annual Meeting and Proxy Statement carefully. It is important that your shares be represented at the meeting, whether or not you attend the meeting and regardless of the number of shares you own. Whether or not you plan to attend, you can ensure that your shares are represented and voted at the Annual Meeting by promptly completing, signing, dating and returning the enclosed proxy card in the envelope provided. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so by voting in person at the meeting.

     We look forward to seeing you on June 7, 2001.

                                             Sincerely,

                                          /s/ Glen T. Meakem
                                                      Glen T. Meakem
                                               Chief Executive Officer and
                                                  Chairman of the Board

                               FREEMARKETS, INC.

                               FREEMARKETS CENTER
                                210 SIXTH AVENUE
                         PITTSBURGH, PENNSYLVANIA 15222
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 7, 2001
                            ------------------------

     Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of FreeMarkets, Inc. will be held at 9:00 a.m. (local time) on June 7, 2001 at the Westin Convention Center, 1000 Penn Avenue, Pittsburgh, Pennsylvania 15222 for the following purposes:

             1. To elect two persons to serve as Class II directors for a three-year term expiring at the Annual Meeting of Stockholders in 2004 and until their respective successors are duly elected and qualified;

             2. To ratify the appointment of PricewaterhouseCoopers LLP as independent public accountants to audit our financial statements for the year ending December 31, 2001; and

             3. To transact such other business as may properly come before the Annual Meeting and any and all adjournments and postponements thereof.

     Our Board of Directors has fixed the close of business on May 4, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Our Board is soliciting the enclosed proxy. Please carefully read the accompanying Proxy Statement for more information regarding the business to be transacted at the Annual Meeting. You will also find enclosed our 2000 Annual Report to Stockholders.

     For at least ten days before the Annual Meeting, we will make available, during normal business hours, a complete list of the stockholders entitled to vote at the Annual Meeting. You may examine the list for any purpose germane to the Annual Meeting. The list will be available at our offices, located in FreeMarkets Center, 210 Sixth Avenue, Pittsburgh, Pennsylvania 15222.

     Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card promptly. You are cordially invited to attend the Annual Meeting in person. Returning the enclosed proxy card will not affect your right to revoke your proxy or to vote in person if you do attend the Annual Meeting.

                                          By Order of the Board of Directors,

                                          /s/ Joan S. Hooper

                                          JOAN S. HOOPER
                                          Chief Financial Officer,
                                          Senior Vice President and Secretary
Pittsburgh, Pennsylvania
May 11, 2001

                             YOUR VOTE IS IMPORTANT

    WE URGE YOU TO SIGN, DATE AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND SO THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. WE HAVE ENCLOSED FOR YOUR CONVENIENCE A RETURN ENVELOPE. YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. GIVING YOUR PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING. YOU MAY WITHDRAW YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.

MAY 11, 2001

                               FREEMARKETS, INC.
                               FREEMARKETS CENTER
                                210 SIXTH AVENUE
                         PITTSBURGH, PENNSYLVANIA 15222
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 7, 2001

                              GENERAL INFORMATION

     We are furnishing this Proxy Statement to stockholders of FreeMarkets, Inc., a Delaware corporation ("FreeMarkets" or the "Company"), in connection with our Board of Directors' solicitation of proxies for use at our Annual Meeting of Stockholders (the "Annual Meeting"). The Annual Meeting will be held at 9:00 a.m. (local time) on June 7, 2001 at the Westin Convention Center, 1000 Penn Avenue, Pittsburgh, Pennsylvania 15222. If you duly execute and return to us a proxy in the accompanying form, the shares represented by the proxy will be voted at the Annual Meeting and, where you have specified a choice, will be voted in accordance with your specification. If you give a proxy, you have the power to revoke it at any time before our Secretary exercises it. A later-dated proxy will revoke an earlier proxy, and if you attend the Annual Meeting, you may vote in person even though you have submitted a proxy, in which event your proxy will be deemed to have been revoked.

     As of the close of business on May 4, 2001 (the "Record Date"), we had outstanding 39,133,289 shares of common stock, par value $0.01 per share ("Common Stock"). We are mailing this Proxy Statement and the proxy card in the accompanying form on or about May 14, 2001 to stockholders of record as of the close of business on the Record Date.

     We have also enclosed our 2000 Annual Report to Stockholders (which does not form a part of the proxy solicitation material). Our Annual Report includes consolidated financial statements for the year ended December 31, 2000.

                    PROXIES, QUORUM AND TABULATION OF VOTES

     Each share of Common Stock is entitled to one vote per share on each matter properly brought before the Annual Meeting. The shares represented by your proxy will be voted at the Annual Meeting in accordance with the choices you make on the proxy. If you do not specify any choices, the shares represented by the proxy will be voted FOR the director nominees chosen by our Board and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors. So far as we presently know, there is no other business to be transacted at the Annual Meeting. If any other matters properly come before the Annual Meeting, or if any of the persons named to serve as directors or as auditors should decline or be unable to serve, the persons named in the proxy will vote on these matters in accordance with their discretion.

     Shares which are present or represented by a proxy at the Annual Meeting will be counted for quorum purposes, regardless of whether the holder of the shares or proxy fails to vote ("abstentions") or whether a broker with discretionary authority fails to exercise its discretionary authority to vote ("broker non-votes"). However, if a broker or nominee limits on the proxy card the number of shares voted or indicates that the shares represented by the proxy card are not voted, any "non-votes" will not be voted and will not be counted as affirmative votes.

     If you give a proxy in response to this solicitation, you have the power to revoke it at any time before it is voted. You may revoke your proxy by any of the following actions:

          - filing a written notice of revocation with our Secretary at our principal executive office (FreeMarkets Center, 210 Sixth Avenue, Pittsburgh, Pennsylvania 15222);

          - filing a properly executed proxy showing a later date with our Secretary at our principal executive office; or

          - attending the meeting and voting in person (attendance at the meeting will not, by itself, revoke a proxy).

     Our Amended and Restated Bylaws provide that a majority of the shares of Common Stock issued and outstanding and entitled to vote, present in person or by proxy, will constitute a quorum at the Annual Meeting. Accordingly, the presence of 19,566,645 shares will constitute a quorum. Shares represented by a properly signed and returned proxy are considered as present at the Annual Meeting for purposes of determining a quorum. Our Secretary will tabulate votes at the Annual Meeting.

                       MATTERS TO COME BEFORE THE MEETING

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

     We will elect two directors at the Annual Meeting. Under our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws, the members of the Board are divided into three classes, designated Class I, Class II and Class III. The term of the Class I directors will expire at the 2003 Annual Meeting, the term of the Class II directors expires at the Annual Meeting and the term of the Class III directors will expire at the 2002 Annual Meeting. The directors to be elected at this Annual Meeting accordingly will be designated "Class II Directors" and will serve until the Annual Meeting in 2004 and until their respective successors are duly elected and qualified or until their earlier resignation or removal. Our Board has approved the nominations of Dr. Eric C. Cooper and Raymond J. Lane, each of whom is presently a member of the Board, for election as Class II Directors at the Annual Meeting. Both of the nominees have consented to be named as nominees and to serve if elected.

     Unless you withhold authority to vote for these persons, it is intended that your proxy will be voted FOR the election of the two nominees. If on the date of the Annual Meeting either or both of the nominees are for any reason not available to serve, your proxy will be voted for the election of such substitute nominee or nominees as the Board shall designate.

     Information about the nominees and our continuing directors is set forth below.

                                              DIRECTOR              PRINCIPAL OCCUPATION OR
                   NAME                        SINCE             EMPLOYMENT; DIRECTORSHIPS; AGE
                   ----                       --------    --------------------------------------------
Nominees for a term expiring in 2004 (Class II):

Dr. Eric C. Cooper........................      1999      Distinguished Service Professor, Computer
                                                          Science Department, of Carnegie Mellon
                                                          University since 1999; Chairman of the Board
                                                          of FORE Systems, Inc. (a developer of
                                                          enterprise and service provider network
                                                          equipment) from 1990 to 1999; Chief
                                                          Executive Officer of FORE Systems, Inc. from
                                                          1990 to 1998; Age 42

                                              DIRECTOR              PRINCIPAL OCCUPATION OR
                   NAME                        SINCE             EMPLOYMENT; DIRECTORSHIPS; AGE
                   ----                       --------    --------------------------------------------
Raymond J. Lane...........................      2001      General Partner of Kleiner Perkins Caufield
                                                          & Byers (a private venture capital firm)
                                                          since 2000; President and Chief Operating
                                                          Officer of Oracle Corporation (an enterprise
                                                          software and services company) from 1996 to
                                                          2000; Executive Vice President of Oracle
                                                          Corporation and President of Worldwide
                                                          Operations from 1993 to 1996; Age 54

Directors serving a term expiring in 2002 (Class III):

Glen T. Meakem............................      1995      Chief Executive Officer and Chairman of the
                                                          Board of the Company since 1995; President
                                                          of the Company from 1995 to 2000; Manager in
                                                          the Corporate Business Development Group of
                                                          General Electric Co. (a diversified
                                                          industrial corporation) from 1994 to 1995;
                                                          Age 37

David J. Becker...........................      2000      President of the Company since 2000 and
                                                          Chief Operating Officer of the Company since
                                                          1998; Executive Vice President of the
                                                          Company from 1998 to 2000; Vice President of
                                                          Market Making of the Company from 1996 to
                                                          1998; key financial and management positions
                                                          with Dole Fresh Fruit International, Ltd. (a
                                                          division of Dole Food Company, Inc., a
                                                          producer and marketer of fresh fruit and
                                                          vegetables) from 1992 to 1996; Age 37

Directors serving a term expiring in 2003 (Class I):

Thomas J. Meredith........................      1999      Senior Vice President of Business
                                                          Development and Strategy of Dell Computer
                                                          Corporation (a computer systems company) and
                                                          Managing Director of Dell Ventures (an
                                                          investment group wholly owned by Dell
                                                          Computer Corporation) since 2000; Senior
                                                          Vice President and Chief Financial Officer
                                                          of Dell Computer Corporation from 1992 to
                                                          2000; Director of i2 Technologies Inc. and
                                                          divine interVentures, inc.; Age 50

David A. Noble............................      1999      Managing Director of Koch Ventures
                                                          Incorporated (the venture capital investment
                                                          arm of Koch Industries, Incorporated) since
                                                          2001; General Partner of Stolberg Equity
                                                          Partners LLC (a private equity investment
                                                          fund) from 1997 through 2000; Principal of
                                                          and other executive positions with McKinsey
                                                          & Company, Inc. (a management consulting
                                                          firm) from 1985 to 1997; Age 41

     In addition, in the event that we consummate our proposed acquisition of Adexa, Inc., Dr. K. Cyrus Hadavi, the founder of Adexa and its President and Chief Executive Officer since its incorporation in 1994, would become the Vice Chairman of our Board of Directors. Effective upon closing of the acquisition, Dr. Hadavi would become a Class III director, whose term would expire at the 2002 Annual Meeting.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     Our Board of Directors held six meetings in 2000. The Board also took action by unanimous written consent on two occasions during the year. All directors attended at least 75% of the total number of meetings of the Board and the committees on which they served during 2000. The Board has two principal committees, a Compensation Committee and an Audit Committee.

     Our Compensation Committee reviews and recommends to the Board the compensation and benefits of our executives officers, administers our stock option plans and establishes and reviews general policies relating to compensation and benefits of our employees. The Compensation Committee met once in 2000 and took action by unanimous written consent on three occasions. Its current members are Mr. Noble, as Chairman, and Dr. Cooper.

     Our Audit Committee is responsible for reviewing our internal accounting procedures and consults with and reviews the services provided by PricewaterhouseCoopers LLP, our independent auditors. The Audit Committee met four times in 2000. Its current members are Mr. Meredith, as Chairman, Dr. Cooper and Mr. Noble.

VOTE REQUIRED

     Only affirmative votes are counted in the election of directors. Under applicable Delaware law and our Amended and Restated Bylaws, directors are to be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting. Accordingly, the two nominees for election as directors who receive the highest number of votes actually cast will be elected. Broker non-votes will be treated as shares that neither are capable of being voted nor have been voted and, accordingly, will have no effect on the outcome of the election of directors.

 THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED ABOVE.

                                 PROPOSAL NO. 2
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Our Board of Directors, on recommendation of the Audit Committee, has appointed PricewaterhouseCoopers LLP, certified public accountants, as independent auditors to make an examination of the accounts of the Company and our subsidiaries for the year ending December 31, 2001. PricewaterhouseCoopers LLP have served as our independent auditors since 1995. Although stockholder approval is not required, the Board desires to obtain stockholder ratification of this appointment. If the appointment is not ratified at the Annual Meeting, the Board will review its future selection of auditors.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement, if he or she desires to do so, and to respond to appropriate questions.

VOTE REQUIRED

     The proposal to ratify the appointment of PricewaterhouseCoopers LLP will be approved by the stockholders if it receives the affirmative vote of a majority of the shares present and entitled to vote on the proposal. An abstention will have the effect of a vote against the proposal, even though the shares represented thereby will not be counted as having been voted against the proposal. Broker non-votes will be treated as shares not capable of being voted on the proposal and, accordingly, will have no effect on the outcome of voting on the proposal.

 THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF
              PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS.

                              FURTHER INFORMATION

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     Under the rules of the Securities and Exchange Commission (the "SEC"), a person who directly or indirectly has or shares voting power and/or investment power with respect to a security is considered a beneficial owner of the security. Voting power includes the power to vote or direct the voting of shares, and investment power includes the power to dispose of or direct the disposition of shares. Shares as to which voting power and/or investment power may be acquired within 60 days are also considered beneficially owned under the SEC's rules.

MANAGEMENT

     Our directors, our chief executive officer, our four other most highly compensated executive officers as of December 31, 2000 and all of our directors and executive officers as a group beneficially owned as of March 1, 2001 the number of shares of Common Stock set forth in the table below. The information on beneficial ownership in the table and related footnotes is based upon data furnished to us by, or on behalf of, the persons referred to in the table. Unless otherwise indicated in the footnotes to the table, each person named has sole voting power and sole investment power with respect to the shares included in the table.

                                                               BENEFICIAL OWNERSHIP
                                                                 OF COMMON STOCK
                                                              ----------------------
                                                               NUMBER       PERCENT
NAME                                                          OF SHARES     OF CLASS
----                                                          ---------     --------
Glen T. Meakem..............................................  3,399,000(1)     8.6%
David J. Becker.............................................    594,694(2)     1.5%
Scott D. Grimes.............................................     40,000(3)       *
Joan S. Hooper..............................................     50,935(4)       *
David H. McCormick..........................................     29,376(5)       *
Dr. Eric C. Cooper..........................................     58,558(6)       *
L. John Doerr...............................................    673,315(7)     1.7%
Raymond J. Lane.............................................     83,333(8)       *
Thomas J. Meredith..........................................    142,333(9)       *
David A. Noble..............................................    136,066(10)      *
All directors and executive officers as a group (13
  persons)..................................................  6,072,159(11)   15.5%

---------------

 *  Less than 1%.

 (1) Includes 2,382,200 shares held by a limited partnership controlled by Mr. Meakem, 48,000 shares held by a charitable foundation controlled by Mr. Meakem and 285,000 shares which may be acquired by April 30, 2001 (i.e., within 60 days of March 1, 2001) pursuant to the exercise of options.

 (2) Includes 240,000 shares held by a limited partnership controlled by Mr. Becker and 341,250 shares which may be acquired by April 30, 2001 pursuant to the exercise of options.

 (3) Consists of 40,000 shares which may be acquired by April 30, 2001 pursuant to the exercise of options.

 (4) Includes 49,000 shares which may be acquired by April 30, 2001 pursuant to the exercise of options.

 (5) Includes 28,000 shares which may be acquired by April 30, 2001 pursuant to the exercise of options.

 (6) Includes 1,666 shares which may be acquired by April 30, 2001 pursuant to the exercise of options.

 (7) Consists of: (i) 359,000 shares held by Mr. Doerr; (ii) 22,233 shares held by KPCB Holdings, Inc. as nominee for the account of Mr. Doerr; (iii) 283,323 shares held by KPCB Holdings, Inc. as nominee for the account of KPCB IX-A; and (iv) 8,759 shares held by KPCB Holdings, Inc. as nominee for the account of KPCB IX-B. Mr. Doerr is a Managing Director of KPCB IX Associates, LLC, which is the general partner of both KPCB IX -A and KPCB IX-B. Mr. Doerr disclaims beneficial ownership of the shares held by KPCB Holdings, Inc. as nominee for the accounts of KPCB IX-A and KPCB IX-B, except to the extent of any indirect pecuniary interest in his distributive share therein. Mr. Doerr's term as a Class II director expires at the Annual Meeting.

 (8) Consists of 83,333 shares which may be acquired by April 30, 2001 pursuant to the exercise of options.

 (9) Includes 83,333 shares which may be acquired by April 30, 2001 pursuant to the exercise of options.

(10) Includes 20,000 shares held by various trusts for the benefit of Mr. Noble's family and 31,666 shares which may be acquired by April 30, 2001 pursuant to the exercise of options.

(11) See notes (1) through (10). Also includes 144,000 shares which may be acquired by April 30, 2001 pursuant to the exercise of options granted to our other executive officers not named in the table.

OTHER BENEFICIAL OWNERS

     The following table sets forth information with respect to each stockholder known to us to be the beneficial owner of more than 5% of the outstanding Common Stock as of March 1, 2001:

                                                          BENEFICIAL OWNERSHIP
                                                            OF COMMON STOCK
                                                        ------------------------
                                                         NUMBER        PERCENT
         NAME AND ADDRESS OF BENEFICIAL OWNER           OF SHARES    OF CLASS(1)
         ------------------------------------           ---------    -----------
Integral Capital Partners IV, L.P.....................  2,117,500(2)     5.4%
2750 Sand Hill Road
Menlo Park, California 94025

The Goldman Sachs Group, Inc..........................  2,115,223(3)     5.4%
85 Broad Street
New York, New York 10004

United Technologies Corporation.......................  2,078,983(4)     5.3%
One Financial Plaza
Hartford, Connecticut 06101

---------------

(1) Based on 39,070,187 shares outstanding as of March 1, 2001.

(2) Consists of: (i) 1,271,200 shares as to which Integral Capital Partners IV, L.P. ("ICP4") and Integral Capital Management IV, LLC ("ICM4") share voting and investment power; (ii) 6,300 shares as to which Integral Capital Partners IV MS Side Fund, L.P. ("4 Side Fund") and Integral Capital Partners NBT LLC ("NBT") share voting and investment power; (iii) 826,880 shares as to which Integral Capital Partners V, L.P. ("ICP5") and Integral Capital Management V, LLC ("ICM5") share voting and investment power; (iv) 11,020 shares as to which Integral Capital Partners V Side Fund, L.P. ("5 Side Fund") and ICP Management V, LLC ("ICP") share voting and investment power; and (v) 2,100 shares as to which ICP and Integral Capital Partners V SLP Side Fund, LLC ("5 SLP") share voting and investment power. This share information is based on information contained in a Schedule 13G filed jointly with the SEC by ICP4, ICM4, 4 Side Fund, NBT, ICP5, ICM5, 5 Side Fund, ICP and 5 SLP on February 22, 2001.

(3) Consists of: (i) 1,625,223 shares held in discretionary customer accounts as to which Goldman, Sachs & Co. ("Goldman Sachs") and the Goldman Sachs Group, Inc. (the "Goldman Group") share voting and investment power; (ii) 415,717 shares as to which the Goldman Group has sole voting and investment power; and (iii) 74,283 shares as to which Stone Street Fund 1999, L.P. ("SS L.P.") and Stone Street 1999, L.L.C. ("SS L.L.C.") share voting and investment power. The share information is based on information contained in a Schedule 13G filed jointly with SEC by Goldman Sachs, the Goldman Group, SS L.P. and SS L.L.C. on February 13, 2001.

(4) These shares are held of record by Nevada Bond Investment Corp. II, a wholly owned subsidiary of United Technologies Corporation. United Technologies Corporation has the power to control Nevada Bond Investment Corp. II and therefore shares with that entity voting and investment power with respect to these shares. The share information is based on information contained in a Schedule 13G filed with the SEC by this stockholder on January 21, 2000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Neither of the members of our Compensation Committee has ever been an officer or employee of FreeMarkets. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

COMPENSATION OF DIRECTORS

     We reimburse our directors for travel and lodging expenses in connection with attendance at Board and committee meetings. All of our directors, including non-employee directors, are eligible to receive options under our Amended and Restated Stock Incentive Plan.

     In February 2001, we granted options to purchase 1,000,000 shares of Common Stock to each of Mr. Lane and Mr. Meredith. These options vest in 24 equal monthly installments, provided that Mr. Lane or Mr. Meredith, as the case may be, is serving as a member of the Board of Directors on the applicable vesting dates. We granted the option to Mr. Lane in consideration of his service on the Board and his agreement to stand for reelection at the Annual Meeting and, if reelected, to serve as a Class II director with a term expiring at the 2004 Annual Meeting. We granted the option to Mr. Meredith in consideration of his agreement to stand for reelection at the 2003 Annual Meeting and, if reelected, to serve for a term expiring at the 2006 Annual Meeting, and to continue in his capacity as chairman of the Audit Committee during his entire term of service on the Board if requested to do so.

     Also in February 2001, we granted options to purchase 30,000 shares of Common Stock to each of Dr. Cooper and Mr. Noble in consideration of their continuing Board service.

     The exercise price of all such options is the fair market value on the date of grant.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities to file with the SEC within specified due dates reports of ownership and reports of changes in ownership of the Common Stock and our other equity securities. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based on reports furnished to us by these persons, we believe that all of our directors and executive officers complied with these filing requirements in 2000.

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth information for each of the last two fiscal years concerning the annual and long-term compensation earned by those persons who were, as of December 31, 2000, our Chief Executive Officer and our four other most highly compensated executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                      LONG-TERM
                                                                     COMPENSATION
                                                                     ------------
                                          ANNUAL COMPENSATION         SECURITIES
                                      ---------------------------     UNDERLYING      ALL OTHER
    NAME AND PRINCIPAL POSITION       YEAR     SALARY      BONUS       OPTIONS       COMPENSATION
    ---------------------------       ----    --------    -------    ------------    ------------
Glen T. Meakem......................  2000    $300,000    $90,000(1)         --             --
  Chief Executive Officer             1999    $283,333    $25,000(2)    800,000             --
     and Chairman of the Board

David J. Becker.....................  2000    $250,000    $75,000(1)         --             --
  President and Chief Operating
     Officer                          1999    $236,667    $20,000(2)    200,000             --

Scott D. Grimes.....................  2000    $193,558(3) $68,000(1)    220,000        $50,000(4)
  Senior Vice President of            1999          --         --            --             --
     Business Development

Joan S. Hooper......................  2000    $233,333    $75,000(1)         --             --
  Chief Financial Officer and         1999    $ 68,366(5) $25,000       225,000        $30,000(4)
     Senior Vice President

David H. McCormick..................  2000    $197,917    $68,000(1)    100,000             --
  Senior Vice President and General   1999    $ 13,538(6)      --       120,000        $10,000(4)
     Manager of Core Business
       Markets

---------------

(1) Represents a performance bonus paid in February 2001 for services rendered in 2000.

(2) Represents a performance bonus paid in March 2000 for services rendered in 1999.

(3) Mr. Grimes joined FreeMarkets on February 21, 2000.

(4) Represents a signing bonus.

(5) Ms. Hooper joined FreeMarkets on September 13, 1999.

(6) Mr. McCormick joined FreeMarkets on December 2, 1999.

OPTION GRANTS

     The following table sets forth certain information regarding options granted during 2000 to the persons named in the Summary Compensation Table. No stock appreciation rights were granted in 2000.

                           OPTION GRANTS DURING 2000

                                                                                        POTENTIAL REALIZABLE
                                                                                          VALUE AT ASSUMED
                             NUMBER       PERCENTAGE OF                                    ANNUAL RATES OF
                          OF SECURITIES   TOTAL OPTIONS                               STOCK PRICE APPRECIATION
                           UNDERLYING      GRANTED TO       EXERCISE                     FOR OPTION TERM(3)
                             OPTIONS      EMPLOYEES IN       PRICE       EXPIRATION   -------------------------
NAME(1)                      GRANTED         2000(2)       PER SHARE        DATE          5%            10%
-------                   -------------   -------------   ------------   ----------   -----------   -----------
Glen T. Meakem..........          --            --                --            --             --            --
David J. Becker.........          --            --                --            --             --            --
Scott D. Grimes.........     110,000          4.59%         $176.625       2/21/10    $12,218,636   $30,964,418
                              20,000          0.84%         $ 54.563       4/15/10    $   686,281   $ 1,739,171
                              15,000          0.63%         $ 51.500       6/04/10    $   485,821   $ 1,231,166
                              75,000          3.13%         $ 43.125       6/20/10    $ 2,034,081   $ 5,154,761
Joan S. Hooper..........          --            --                --            --             --            --
David H. McCormick......      40,000          1.67%         $ 51.500       6/04/10    $ 1,295,523   $ 3,283,109
                              60,000          2.50%         $ 43.125       6/20/10    $ 1,627,265   $ 4,123,809

---------------

(1) Please see the Summary Compensation Table for titles of the persons named in the table

(2) Based on 2,394,660 options granted to all employees during 2000.

(3) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the SEC. Our actual stock price appreciation over the 10-year option term will likely differ from these assumed annual rates. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

OPTION EXERCISES

     The following table sets forth as to the persons named in the Summary Compensation Table information with respect to (i) the number of shares received upon the exercise of options, (ii) the aggregate dollar value realized upon exercise, (iii) the total number of shares underlying unexercised options held at the end of 2000 and (iv) the aggregate dollar value of in-the-money unexercised options held at the end of 2000.

              OPTION EXERCISES IN 2000 AND YEAR END OPTION VALUES

                                                          NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                         UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                              SHARES        VALUE        OPTIONS AT YEAR END (#)           YEAR END ($)(2)
                           ACQUIRED ON     REALIZED    ---------------------------   ---------------------------
NAME(1)                    EXERCISE (#)      ($)       EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-------                    ------------   ----------   -----------   -------------   -----------   -------------
Glen T. Meakem...........    312,000      $5,473,104     280,000       1,648,000     $2,822,040     $20,748,336
David J. Becker..........         --              --     340,000         535,000     $5,645,748     $ 7,416,537
Scott D. Grimes..........         --              --      10,000         210,000             --              --
Joan S. Hooper...........         --              --      45,000         180,000     $  189,000     $   756,000
David H. McCormick.......         --              --      24,000         196,000     $  100,800     $   403,200

---------------

(1) Please see the Summary Compensation Table for titles of the persons named in the table.

(2) Based on the closing price per share of the Common Stock on the Nasdaq National Market System as of December 31, 2000, minus the exercise price per share, multiplied by the number of shares obtainable upon exercise of these options.

EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

     All of our executive officers serve at the discretion of the Board of Directors.

     If we experience a change in control, some of the outstanding options held by some of our executive officers, including Messrs. Meakem, Becker, Grimes and McCormick and Ms. Hooper, that were not previously vested will immediately vest. As of the Record Date, the minimum number of options held by our executive officers that could vest under this provision was as follows: Mr.
Meakem -- 824,000; Mr. Becker -- 286,999; Mr. Grimes -- 94,000; Mr.
McCormick -- 98,000; Ms. Hooper -- 90,000; William R. Blair -- 53,000; John P. Levis, III -- 79,500; and Douglas M. Wnorowski -- 58,000. In addition, if the acquiror in any change in control fails to provide substitute options to replace the outstanding options held by these executive officers, then all outstanding options not previously vested would vest upon the change in control.

     Generally, a change in control would include:

          - an acquisition of more than 50% of the combined voting power of all our outstanding securities;

          - a merger where, following the transaction, our stockholders own 50% or less of the voting securities of the surviving corporation;

          - our liquidation or the sale of substantially all of our assets; or

          - individuals who currently form a majority of our Board of Directors ceasing to be a majority, unless the new directors are nominated for election by our current Board or their nominated successors.

     On January 2, 2001, the Board of Directors amended and restated the stock incentive plan to eliminate the provision which provided for the automatic acceleration of 50% of unvested options and the lapse of restrictions with respect to 50% of shares of restricted stock upon a change of control. The amendment does not affect options previously granted under the plan, including options set forth above which were granted to the specified executive officers prior to January 2, 2001.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Compensation Committee of the Board of Directors is responsible for reviewing, recommending and approving changes to the Company's compensation policies and programs. It is also the responsibility of the Committee to review and approve all compensation actions for the Chief Executive Officer and the other executive officers. Neither member of the Committee is a former or current officer or employee of the Company.

     The goals of the Company's compensation program are to align compensation with business objectives and performance, to enable the Company to attract, retain and reward executive officers and other key employees who contribute to our long-term success and to motivate those officers and employees to enhance long-term stockholder value. To meet these goals, we have adopted a mix of the compensation elements of salary, bonus and stock options.

     BASE SALARY. The Committee meets at least annually to review and approve each executive officer's salary for the ensuing year. When reviewing base salaries, the Committee considers the following factors: competitive pay practices, individual performance against goals, level of responsibility, breadth of knowledge and prior experience. The relative importance of these factors varies, depending on the particular individual whose salary is being reviewed. To provide the Committee with more information for making compensation comparisons, the Company has furnished the Committee with surveys of compensation for comparable companies in the technology industry and for groups of companies generally comparable to the Company in revenues. The Committee's objective in setting base salary is generally to pay salaries at a level at or above the 75th percentile of generally comparable companies. For 2000, the Committee increased the salary levels of the executive officers to a level closer to that percentile.

     BONUS. The bonus program is a discretionary program for our executive officers and other key employees. The Committee meets in the first quarter following the year for which the awards are to be made to determine the amounts of the bonuses. Each bonus award depends on the extent to which business and individual performance objectives are achieved. The Company's objectives consist of operating, strategic and financial goals that are considered to be critical to its fundamental long-term goal of building stockholder value. Based on the Company's revenue growth in 2000, the transition from a small entrepreneurial organization to a larger, more structured one and the creation of an infrastructure sufficient to support the Company's growth into 2002, the Committee determined to award certain executive officers bonuses ranging from $68,000 to $90,000. These bonuses were consistent with target discretionary bonus amounts for 2000, which were 30% of salary for the senior staff, including the Chief Executive Officer.

     STOCK OPTIONS. The Company's stock option plan is designed to provide employees with an opportunity to share, along with the stockholders, in the Company's long-term performance. Initial grants of stock options are generally made to eligible employees upon commencement of employment, with additional grants being made to certain employees periodically or following a significant change in job responsibility, scope or title. Stock options under the option plan generally vest over a five-year period and expire ten years from the date of grant. The exercise price of our options is usually 100% of the fair market value of the Common Stock on the date of grant.

     Factors considered in determining the size of stock option grants include the salary, role and performance level of each participant. Grants also take into consideration the approximate market price of the stock at the time of grant. During 2000, we granted options to four executive officers, in each case following a change in title and in recognition of additional responsibilities.

     The Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code which imposes a limit on tax deductions for annual compensation in excess of $1,000,000 paid to any of the five most highly compensated executive officers, which is not "performance-based" in accordance with certain requirements. The Committee does not believe that this limitation will apply to the Company in the foreseeable future because the Company's stock option plan has been designed to qualify options awarded to executive officers as "performance-based" compensation that is excluded from the $1,000,000 limitation.

     CHIEF EXECUTIVE OFFICER COMPENSATION. The Committee used the same procedures described above in setting the annual salary, bonus and stock option awards for our Chief Executive Officer, Glen T. Meakem. In considering Mr. Meakem's salary and bonus, the Committee considered the factors described above, as well as his critical contributions to the strategic development, vision and leadership of the Company.

Respectfully submitted,

/S/ DAVID A. NOBLE, CHAIRMAN                              /S/ DR. ERIC C. COOPER

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee of the Board of Directors is responsible for reviewing the Company's financial reporting process on behalf of the Board. In addition, the Committee recommends to the Board, subject to stockholder ratification, the selection of the Company's independent public accountants.

     Management is responsible for the Company's internal controls and the financial reporting process. The independent public accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to oversee these processes.

     In this context, the Committee has met and held discussions with management and the independent public accountants. Management represented to the Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the audited financial statements with management and the independent public accountants. The Committee discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     In addition, the Committee has discussed with the independent public accountants the auditor's independence from the Company and its management and has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as it has been modified or supplemented.

     The Committee discussed with the Company's independent public accountants the overall scope and plans for their audits. The Committee meets with the independent public accountants, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

     Based upon the Committee's discussions with management and the independent public accountants and the Committee's review of the representations of management and the report of the independent public accountants to the Committee, the Committee recommended that the Board include the audited financial statements in the Company's Annual Report on Form 10-K and Form 10-K/A for the year ended December 31, 2000 to be filed with the Securities and Exchange Commission.

Respectfully submitted,

/S/ THOMAS J. MEREDITH, CHAIRMAN    /S/ DR. ERIC C. COOPER    /S/ DAVID A. NOBLE

                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

AUDIT FEES

     The aggregate audit fees billed by PricewaterhouseCoopers LLP for professional services rendered to us in connection with the audit of the Company's annual financial statements for 2000 and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for such year were $175,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     We did not engage PricewaterhouseCoopers LLP to provide advice to the Company regarding financial information systems design and implementation during 2000.

ALL OTHER FEES

     The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered to the Company in 2000 other than as stated under the caption "Audit Fees" above were $1,204,000.

                            AUDIT COMMITTEE CHARTER

     The Board of Directors has adopted a written charter for the Audit Committee. Attached to this Proxy Statement as Exhibit A is a copy of the Charter of the Audit Committee. Each member of the Audit Committee is an "independent director" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. listing standards.

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

     The following line graph compares the cumulative total stockholder return among our Common Stock between December 10, 1999 (the date our Common Stock began public trading) and December 31, 2000, with the cumulative total return of the Nasdaq Composite Index and the Morgan Stanley High Tech Index over the same period. The graph assumes a $100.00 investment as of December 10, 1999 in our Common Stock, the Nasdaq Composite and the Morgan Stanley High Tech Index and assumes the reinvestment of dividends, if any.

     The comparisons shown in the graph are based upon historical data. We caution that the stock price performance shown in the graph is not indicative of, nor intended to forecast, the potential future performance of our Common Stock. We obtained the information used in the graph from Bloomberg, a source believed to be reliable, but we are not responsible for any errors or omissions in such information.

            COMPARISON OF CUMULATIVE TOTAL RETURN AMONG THE COMPANY,
       THE NASDAQ COMPOSITE INDEX AND THE MORGAN STANLEY HIGH TECH INDEX

                                                                                                        MORGAN STANLEY HIGH TECH
                                                       FREEMARKETS           NASDAQ COMPOSITE INDEX               INDEX
                                                       -----------           ----------------------     ------------------------
12/99                                                    100.00                      100.00                      100.00
1/00                                                      82.59                      101.88                      107.25
2/00                                                      82.14                      111.30                      117.23
3/00                                                      73.15                      123.95                      135.76
4/00                                                      37.61                      124.32                      122.82
5/00                                                      24.84                      108.95                      105.43
6/00                                                      18.39                      116.73                      105.34
7/00                                                      16.34                      118.16                      111.13
8/00                                                      18.46                      113.92                      104.62
9/00                                                      29.60                      128.69                      116.96
10/00                                                     14.49                      104.13                       92.84
11/00                                                     18.73                      110.13                       85.34
12/00                                                     10.29                       84.17                       73.07

     Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings made by us under those statutes, the Report of the Compensation Committee and Stockholder Return Performance Graph shall not be deemed filed with the SEC and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by us under those statutes.

                                 OTHER MATTERS

     At the Annual Meeting, our management will hold a discussion concerning the status of our business and answer appropriate questions raised by stockholders and invited guests. At the time of mailing copies of this Proxy Statement to stockholders, we do not expect any business other than that set forth above to come before the Annual Meeting or any adjournment thereof. Should any other matters properly come before the Annual Meeting or any adjournment thereof, the proxy holders will vote on these matters according to their discretion and best judgment.

                            EXPENSES OF SOLICITATION

     We have retained the services of Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies from our stockholders. The fee to be paid to such firm for such services is not expected to exceed $1,000, plus reasonable out-of-pocket expenses. In addition to solicitation by mail, our directors, officers and employees may solicit proxies from stockholders by telephone, facsimile or e-mail or in person. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in sending proxy materials to beneficial owners. We will ask brokerage houses and other nominees, custodians and fiduciaries to forward proxy soliciting material and our 2000 Annual Report to Stockholders to the beneficial owners of the shares of our Common Stock held of record by them, and we will reimburse these record holders for their reasonable out-of-pocket expenses incurred in doing so.

                           2002 STOCKHOLDER PROPOSALS

     If you would like to submit a proposal for the Annual Meeting in 2002, it must be received by the Secretary, FreeMarkets, Inc., FreeMarkets Center, 210 Sixth Avenue, Pittsburgh, Pennsylvania 15222 at any time prior to January 14, 2002, and must otherwise comply with Rule 14a-8, in order to be eligible for inclusion in our proxy statement for that Annual Meeting.

     Our Amended and Restated Bylaws provide that advance notice of nominations of persons for election to the Board of Directors or the proposal of business to be considered by the stockholders generally must be given to the Secretary of the Company not more than 90 days nor less than 60 days in advance of the date of the mailing of materials regarding the prior year's annual meeting, which mailing date is identified above in this Proxy Statement under the heading "General Information". To be in proper form, a request to nominate a person for election as a director must set forth, as to each proposed nominee, the nominee's age, business address, residence address, principal occupation or employment, the number of shares of Common Stock beneficially owned by such person and such other information related to such person as is required to be disclosed by applicable law. To propose business for an annual meeting, a stockholder must specify in writing the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made. Any such advance notice also must contain, as to the stockholder giving the notice and the beneficial owner, if any, or whose behalf the nomination or proposal is made, the name and address of such stockholder, as they appear on the Company's books, and such beneficial owner and the class and number of shares that are owned beneficially and held of record by such stockholder and such beneficial owner. Stockholders must notify the Company in writing, in accordance with the procedures set forth above, of any nomination or stockholder-proposed business no earlier than February 13, 2002 and no later than March 15, 2002 in order for it to be brought before the 2002 Annual Meeting.

                                          By Order of the Board of Directors,

                                          /s/ Joan S. Hooper

                                          JOAN S. HOOPER
                                          Chief Financial Officer,
                                          Senior Vice President and Secretary

                                                                       EXHIBIT A

                                    CHARTER
                             OF THE AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                               FREEMARKETS, INC.

     The Board of Directors (the "Board") of FreeMarkets, Inc. (the "Corporation") has determined that the Audit Committee of the Board shall assist the Board in fulfilling certain of the Board's oversight responsibilities. The Board hereby adopts this charter to establish the governing principles of the Audit Committee.

1. ROLE OF THE AUDIT COMMITTEE

     The role of the Audit Committee is to act on behalf of the Board in fulfilling the following responsibilities of the Board:

     A. To oversee all material aspects of the Corporation's reporting, control and audit functions, except those that are specifically related to the responsibilities of another committee of the Board;

     B. To monitor the independence and performance of the Corporation's independent accountants; and

     C. To provide a means for open communication among the Corporation's independent accountants, financial and senior management and the Board.

     The function of the Audit Committee is oversight with respect to the matters set forth in this Charter. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate or are in accordance with generally accepted accounting principles. The responsibility to plan and conduct audits is that of the Corporation's independent accountants. The Corporation's management has the responsibility to determine that the Corporation's financial statements are complete and accurate and in accordance with generally accepted accounting principles.

2. COMPOSITION OF THE AUDIT COMMITTEE

     A. The Board shall designate the members of the Audit Committee at the meeting of the Board following the Corporation's Annual Meeting of Stockholders, and the members shall serve until the next such meeting or until their successors are designated by the Board.

     B. The Audit Committee shall consist of at least three members who are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as committee members. Committee members shall have a basic understanding of finance and accounting and shall be able to read and understand financial statements. At a minimum, one member of the Committee shall have accounting or related financial management experience. In addition, the members of the Audit Committee shall meet the requirements of the rules of the principal market or transaction reporting system on which the Corporation's securities are traded or quoted (i.e., New York Stock Exchange, American Stock Exchange or the Nasdaq Stock Market).

3. MEETINGS OF THE AUDIT COMMITTEE

     The Audit Committee shall meet in person or by telephone conference call at least four times annually, or more frequently as circumstances may require. The Chair of the Audit Committee shall be responsible for meeting with the independent accountants at their request to discuss the interim financial statements.

4. RESPONSIBILITIES OF THE AUDIT COMMITTEE

     The Audit Committee shall have responsibility with respect to the matters set forth below.

     A. The Corporation's Risks and Control Environment:

           To discuss with the Corporation's management and independent accountants the integrity of the Corporation's financial reporting processes and controls, particularly the controls in areas representing significant financial and business risks, and to oversee the correction of any perceived deficiencies in such processes and controls;

           To review any issues that are brought to the Audit Committee's attention relating to the ethical conduct of the Corporation's senior management and employees; and

           To investigate any matters that are brought to the Audit Committee's attention within the scope of its duties.

     B. The Corporation's Independent Accountants:

           To evaluate annually the effectiveness and objectivity of the Corporation's independent accountants and recommend to the Board the engagement or replacement of the independent accountants;

           To ensure that the Audit Committee receives annually from the Corporation's independent accountants the information about all of the relationships between the independent accountants and the Corporation that the independent accountants are required to provide to the Audit Committee, to actively engage in a dialogue with the independent accountants about any relationships between the independent accountants and the Corporation or any services that the independent accountants provide or propose to provide that may impact upon the objectivity and independence of the independent accountants and to take, or recommend that the Board take, any appropriate action to oversee the independence of the independent accountants;

           To maintain a relationship with the independent accountants because of the ultimate responsibility of the independent accountants to the Board and the Audit Committee, as representatives of the stockholders; and

           To approve the fees and other compensation paid to the independent accountants.

     C. The Corporation's Financial Reporting Process:

           To oversee the Corporation's selection of and major changes to its accounting policies;

           To meet with the Corporation's independent accountants and financial management both to discuss the proposed scope of the audit and to discuss the conclusions of the audit, including any items that the independent accountants are required by auditing standards to discuss with the Audit Committee, such as any significant changes to the Company's accounting policies, the integrity of the Corporation's financial reporting process and any proposed changes or improvements in financial, accounting or auditing practices;

           To review and discuss with the Corporation's financial management and independent accountants the Corporation's annual results and, when appropriate, the interim results before they are made public; and

           To issue for public disclosure by the Corporation the report of the Audit Committee required by the rules of the Securities and Exchange Commission.

     D. Other Matters:

           To review and update periodically this charter of the Audit
           Committee;

           To review reports and any financial information submitted by the Corporation to a government body or the public;

           To report to the Board the matters discussed at each meeting of the Audit Committee;

           To keep an open line of communication with the financial and senior management, the independent accountants and the Board; and

           To retain, at the Corporation's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

                               FREEMARKETS, INC.
                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                            Westin Convention Center
                1000 Penn Avenue, Pittsburgh, Pennsylvania 15222
                 THURSDAY, JUNE 7, 2001 - 9:00 AM (LOCAL TIME)

The undersigned stockholder of FreeMarkets, Inc. (the "Company") hereby appoints Glen T. Meakem and Joan S. Hooper, and each of them singly, as attorneys and proxies of the undersigned, with full power of substitution to each of them, to represent the undersigned stockholder and vote all shares of Common Stock, par value $0.01 per share, of the Company which the undersigned stockholder would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company, to be held on Thursday, June 7, 2001, at 9:00 a.m. (local time), at the Westin Convention Center, Pittsburgh, Pennsylvania 15222, and at any adjournments or postponements thereof, as follows:

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given when the duly executed proxy is returned, such shares will be voted "FOR" the election of the nominees specified in Item 1 and "FOR" the ratification of the appointment of the independent auditors specified in Item 2. This proxy also will be voted in the discretion of the holders hereof upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE. PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

[X]    PLEASE MARK
        YOUR VOTES
         AS THIS

                                    WITHHOLD
                               Authority to Vote    Nominees: Dr. Eric C. Cooper
                        FOR    for All Nominees               Raymond J. Lane

PROPOSAL 1: Election    [ ]          [ ]
of the following
nominees as
Class II Directors:

The Board of Directors unanimously recommends a vote FOR both nominees. Authority withheld for the following only: (write the name(s) of the nominee(s) on the line below)

--------------------------------------------------------------------------------




                                              FOR      AGAINST    ABSTAIN

PROPOSAL 2: Ratification of the               [ ]        [ ]        [ ]
   appointment of PricewaterhouseCoopers
   LLP as the Company's independent
   accountants for the fiscal year ending
   December 31, 2001. The Board of
   Directors unanimously recommends a vote
   FOR the ratification.

   In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting. Unless otherwise specified, THE SHARES OF COMMON STOCK REPRESENTED HEREBY WILL BE VOTED FOR THE ELECTION OF BOTH NOMINEES LISTED IN PROPOSAL 1 AND FOR THE APPROVAL OF PROPOSAL 2.


SIGNATURE(S)                                         DATE:           , 2001
            ----------------------------------------      -----------

(Please mark your vote, date and sign as your name appears above and return this proxy in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporate name, indicate title as duly authorized officer.)